EXHIBIT 12.2

CERTIFICATION
Pursuant to Section 302 of the Sarbanes-Oxley Act 2002

I, Kazuhiro Tamura, certify that:

1.	I have reviewed this Annual Report on Form 20-F of Crayfish Co., Ltd. (“Crayfish”)

2.	Based on my knowledge, this report does not contain any untrue statement of fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this Annual Report, fairly presenting all material respects the financial condition, results of operations and cash flows of Crayfish as of, and for the periods presented in this Annual Report;

4.	The company’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e)) for the company and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Crayfish, including its consolidated subsidiary, is made known to us by others within those entities, particularly during the period in which this Annual Report is being prepared;

(b)	Evaluated the effectiveness of Crayfish’s disclosure controls and procedures and presented in this Annual Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Annual Report based on such evaluation; and

(c)	Disclosed in this Annual Report any change in Crayfish’s internal control over financial reporting that occurred during the period covered by the Annual Report that has materially affected Crayfish’s internal control over financial reporting.

5.	The company’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the company’s auditors and the audit committee of the company’s board of directors (or persons performing the equivalent function):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Crayfish’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in Crayfish’s internal control over financial reporting.

/s/ Kazuhiro Tamura Kazuhiro Tamura Director and Chief Financial Officer

Date: March 10, 2004